WRL FREEDOM WEALTH CREATOR®

Variable Annuity

Issued by

Western Reserve Life Assurance Co. of Ohio

Supplement dated October 1, 2004

to the

Prospectus dated May 1, 2004

The following investment portfolios offered through the subaccounts are hereby added to your Contract:

AEGON/TRANSAMERICA SERIES FUND, INC. – INITIAL CLASS

Transamerica Small/Mid Cap Value

ACCESS VARIABLE INSURANCE TRUST

Potomac Mid Cap Plus Portfolio

Potomac Small Cap Plus Portfolio

Potomac U.S./Short Portfolio

The following information is hereby added to Section 4, Investments Choices, contained in the prospectus:

Portfolio	Investment Objective	Adviser or Sub-Adviser
Transamerica Small/Mid Cap Value	Seeks to maximize total return.	Transamerica Investment Management, LLC

Potomac Mid Cap Plus Portfolio	Seeks to provide investment returns that correspond to 125% of the performance of the Standard & Poor’s 400 Mid Cap Index™.	Access Fund Management, LLC

Potomac Small Cap Plus Portfolio	Seeks to provide investment returns that correspond to 125% of the performance of the Russell 2000® Index.	Access Fund Management LLC

Potomac U.S./Short Portfolio	Seeks to provide investment returns that inversely correspond (opposite) to the performance of the Standard & Poor’s 500 Composite Stock Price Index™.	Access Fund Management LLC

The following information is hereby added to APPENDIX A CONDENSED FINANCIAL INFORMATION contained in the prospectus:

The Transamerica Small/Mid Cap Value, Potomac Mid Cap Plus, Potomac Small Cap Plus and Potomac U.S./Short subaccounts had not commenced operations as of December 31, 2003, therefore comparable information is not available.

This prospectus Supplement must be accompanied or preceded

by the Prospectus for the

WRL Freedom Wealth Creator® dated May 1, 2004